Exhibit 10.115
PREPARED BY:

POLSINELLI SHUGHART PC
700 West 47th Street, Suite 1000
Kansas City, MO 64112-1802
Attention: Michael B. Hickman
MLS Loan Nos. 03-0251365 and 03-0251366
CONSENT AGREEMENT
THIS CONSENT AGREEMENT (this "Agreement") is dated as of December 15, 2011, and is by and among FIRST STATES INVESTORS 5200, LLC, a Delaware limited liability company (“Borrower”), FIRST STATES GROUP, L.P., a Delaware limited partnership (“Original Guarantor”), KBS ACQUISITION HOLDINGS, LLC, a Delaware limited liability company (“New Guarantor”, and collectively with Original Guarantor, “Guarantor”) and WELLS FARGO BANK, N.A., AS TRUSTEE IN TRUST FOR HOLDERS OF BSDB 2005-AFR1 TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AFR1, its successors and assigns, having an address at c/o Midland Loan Services, 10851 Mastin, Suite 300, Overland Park, Kansas 66210 ("Lender").
RECITALS
A.    Lender is the owner and holder of a loan (the “Loan”) made by German American Capital Corporation, a Maryland corporation (“GACC”) and Bear Stearns Commercial Mortgage, Inc., a New York corporation (“Bear Stearns” and together with GACC, the “Original Lender”), to Borrower, evidenced and secured by certain documents, instruments and agreements, including without limitation the following, all dated, or with an effective date, as of March 4, 2005, and except as noted, from Borrower in favor of Original Lender or by and between Borrower and Original Lender (collectively, the “Original Loan Documents”):
1.Loan and Security Agreement, as amended by First Amendment to Loan Agreement dated as of April 12, 2005, Second Amendment to Loan Agreement dated as of June 9, 2005, Third Amendment to Loan Agreement dated as of July 19, 2007 (as further amended or otherwise modified, the “Loan Agreement”),
2.    Promissory Note (Note A-1) in the original principal amount of $152,000,000.00, made by Borrower and payable to GACC (the “A-1 Note”),
3.    Promissory Note (Note A-2) in the original principal amount of $152,000,000.00 made by Borrower and payable to Bear Stearns (the “A-2 Note” and together with the A-1 Note, the “Note”),
4.    Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits (the “Security Instrument”), which encumbers various properties described therein (such properties collectively, together with all improvements, fixtures and personal property located thereon, shall be referred to herein as the “Property”),
5.    Assignment of Leases and Rents,

6.    Environmental Indemnity from Original Guarantor in favor of Original Lender (the “Environmental Indemnity”),
7.    Guaranty of Recourse Obligations from Original Guarantor in favor of Original Lender (the “Guaranty”),
8.    Guaranty and Indemnity from Original Guarantor in favor of Borrower (the “Lease Guaranty”),
9.    Account and Control Agreement by and among Borrower, First States Management Corp., LLC, a Delaware limited liability company (“Manager”), Original Lender and PNC Bank, National Association,
10.    Manager’s Consent and Subordination of Management Agreement from Manager in favor of Original Lender,
11.    Defeasance Assignment, Assumption and Release Agreement dated as of July 19, 2007, by and among Borrower, Lender, SB BSBD 2005-AFR1 Holdings, LLC, a Delaware limited liability company (“Defeasance Borrower”), Midland Loan Services, Inc., now known as Midland Loan Services, a Division of PNC Bank, National Association (“Midland”) and Wilmington Trust Company, a Delaware banking corporation, and
12.    Splitter, Modification and Ratification Agreement (A-1) and Splitter, Modification and Ratification Agreement (A-2), both dated as of July 19, 2007, and both by and among Borrower, Lender and Original Guarantor; and
13.    Certain other Loan Documents (as defined in the Loan Agreement).
B.    Midland is the Master Servicer and Special Servicer under the Trust and Servicing Agreement dated as of June 15, 2005 by and among Bear Stearns Commercial Mortgage Securities Inc., as Depositor, Servicer and Special Servicer, and Wells Fargo Bank, N.A., as Trustee (as from time to time amended, supplemented or modified, the “Pooling and Servicing Agreement”).
C.    In connection with a corporate restructuring in 2008 involving entities affiliated with Borrower and Original Guarantor, certain of such entities obtained up to $850,000,000 in mezzanine financing (the “Original Mezzanine Loan”) from Goldman Sachs Commercial Mortgage Capital, L.P., Citicorp North America, Inc. and SL Green Realty Corp. (collectively, the “Original Mezzanine Lender”), secured by a pledge of, among other security, one hundred percent (100%) of the direct or indirect ownership interests in Borrower, Original Guarantor and certain of their respective affiliated entities.
D.    In connection with a default under the Original Mezzanine Loan, Lender has been requested to consent to the following (collectively, the “Transaction”): (i) the acquisition of 100% of the ownership interests in Borrower and its 100% owner, First States Investors 5200 Holdings, LLC, a Delaware limited liability company (“5200 Holdings”), by KBS Acquisition Sub-Owner 9, LLC, a Delaware limited liability company (“KBS-9”), and (ii) the pledge of one hundred percent (100%) of the direct or indirect ownership interests in Borrower, 5200 Holdings, KBS-9 and KBS Acquisition Sub, LLC, a Delaware limited liability company (“KBS Acquisition”), the 100% owner of the KBS-9, to Goldman Sachs Mortgage Company, a New York limited partnership (“GSMC”) and Citigroup Financial Products Inc., a Delaware corporation (“Citigroup”, and collectively with GSMC, the “Repo Lender”) in connection with a loan in an aggregate principal amount of up to $160,000,000.00 (the “Repo Loan”) from Repo Lender to KBS GKK Participation Holdings I, LLC (“Repo Borrower I”) and KBS GKK

Participation Holdings II, LLC (“Repo Borrower II”; and collectively with Repo Borrower I, the “Repo Borrowers”), as set forth in the following agreements (collectively, as the same may be amended, modified, restructured or refinanced from time to time in accordance with the terms and conditions of this Agreement and the Intercreditor Agreement (hereinafter defined), the “Repo Loan Agreement”): (a) Amended and Restated Master Repurchase Agreement, dated as of April 28, 2011, by and between GSMC, as buyer, and Repo Borrower I, as seller, and (b) Amended and Restated Master Repurchase Agreement, dated as of April 28, 2011, by and between Citigroup, as buyer, and Repo Borrower II, as seller.
E.    Certain aspects of the Transaction would constitute a default under the Original Loan Documents if completed without the consent of Lender. Subject to the satisfaction of the terms of this Agreement and an Intercreditor Agreement (the “Intercreditor Agreement”) executed contemporaneously herewith by and between Lender and Repo Lender, Lender has agreed to consent to the Transaction.
F.    The term "Loan Documents" as used hereinafter shall mean collectively this Agreement, all documents, instruments and agreements executed by Borrower, Original Guarantor or New Guarantor in connection with the Loan or the consent to the Transaction, and except to the extent amended or replaced pursuant to this Agreement, the Original Loan Documents (as previously modified).
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:
1.GENERAL. The parties hereto confirm and agree that: (i) there are no defenses, contributions or claims of setoffs with respect to any such sums due or owing under the Note, the Loan Agreement, the Security Instrument or any of the other Loan Documents; and (ii) unless and until Lender provides an alternative address for Lender, all Loan payments and all notices and correspondence to Lender shall be made or given to Lender at the address of Lender set forth in the introductory paragraph of this Agreement. The parties hereto each ratify, affirm and consent to all of the terms of the Loan Documents.
2.CONSENT TO THE TRANSACTION. Subject to satisfaction of all of the conditions contained herein, Lender hereby consents to the Transaction. This consent is strictly limited to the Transaction described in this Agreement. Except as expressly provided herein or in the Intercreditor Agreement, this Agreement shall not constitute: (a) a waiver or modification of any requirement of obtaining Lender's consent to any future transfer of direct or indirect beneficial ownership interests in Borrower, Original Guarantor, New Guarantor or the Property, or any portion thereof or interest therein or (b) a modification of the terms, provisions, or requirements in the Loan Documents in any respect. Borrower, Original Guarantor and New Guarantor specifically acknowledge that any subsequent transfer of any direct or indirect interest in Borrower, Original Guarantor, New Guarantor or the Property in violation of the Loan Documents, this Agreement or the Intercreditor Agreement shall be a default thereunder. The Loan Documents are hereby ratified and, except as expressly modified in this Agreement, remain unmodified and are in full force and effect.
3.LOAN INFORMATION. The parties hereto agree that as of the date hereof:

a.	The outstanding principal balance of the A-1 Note is $103,123,368.93.

b.	The outstanding principal balance of the A-2 Note is $103,123,368.93.

c.	The interest rate applicable to each of the A-1 Note and the A-2 Note is 5.9634% per annum.

d.	The maturity date applicable to each of the A-1 Note and the A-2 Note is September 8, 2019.

e.
Separate monthly payments of principal and interest, with respect to each of the A-1 Note and the A-2 Note, both in the amount of $697,754.96, are due and payable on the twelfth day of each and every calendar month.

f.	The following additional payments are due and payable on the first day of each and every calendar month with respect to the Loan:

•	$822,895.93 tax escrow deposit.

•	$ 54,768.27 insurance escrow deposit.

•	$ 26,538.18 replacement reserves escrow deposit.

•	$125,000.00 tenant improvement/leasing commission escrow deposit.

•	$ 27,449.64 other charges escrow deposit.

g.	The current balance of each escrow account held by Lender with respect to the Loan is:

•	$1,884,307.29 tax escrow account.

•	$ 493,929.61 insurance escrow account.

•	$7,122,059.89 debt service escrow account.

•	$ 48,763.33 replacement reserves escrow account.

•	$4,086,574.80 tenant improvement/leasing commission escrow account.

•	$1,563,247.74 environmental reserves account.

•	$ 219,696.51 other charges escrow account.

•	$7,171,576.59 BofA reserve fund escrow account.

•	$4,109,525.40 BofA reserve fund escrow account.

•	$ 130,385.33 repair reserves escrow account.

h.	All required payments due through December 1, 2011 under the Loan Documents have been paid.

i.	There are no defenses or claims of setoffs with respect to any sums or amounts owing under the Loan Documents.

j.	Lender is the current owner and holder of the Loan Documents.

k.	There is no existing Event of Default (as defined in the Loan Documents) or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.
4.CONDITIONS. In addition to any other conditions set forth herein or required by Lender, the following are conditions precedent that must be satisfied prior to the closing of the Transaction (the “Closing”):

a.
The execution, acknowledgment and delivery of this Agreement by all of the parties concurrently with the Closing, and the execution, acknowledgement and delivery of the Intercreditor Agreement, a Borrower General Certificate and a Guarantor General Certificate for each Guarantor.

b.
New Guarantor’s execution and delivery of (1) a Supplemental Environmental Indemnity to evidence New Guarantor’s assumption, jointly with Old Guarantor, of the indemnities and guaranties set forth in the Environmental Indemnity (the “Supplemental Environmental Indemnity”) and (2) a Supplemental Guaranty of Recourse Obligations to evidence New Guarantor’s assumption, jointly with Old Guarantor, of the indemnities and guaranties set forth in the Guaranty (the “Supplemental Guaranty”),.

c.
Lender's receipt of copies of loan documents for the Repo Loan, transfer documents related to the transfer of ownership of Borrower and 5200 Holdings, and copies of current partnership, operating and trust agreements of Borrower, 5200 Holdings, KBS-9 and such other affiliated entities as Lender shall request, all in form and substance acceptable to Lender.

d.
The full release and reconveyance (or other disposition as permitted under the Loan Documents) of any other liens or monetary encumbrances against the Property, unless such liens or monetary encumbrances are permitted under the Loan Documents.

e.	Lender's receipt of all of the Required Payments (hereinafter defined).

f.	Lender's receipt of enforceability, authorization, “bring-down” of nonconsolidation and REMIC legal opinion letters in form and substance acceptable to Lender.
5.    MODIFICATION OF LOAN AGREEMENT. The Loan Agreement is modified as follows:

a.
The term “Environmental Indemnity”, as defined therein, shall be modified to mean the Environmental Indemnity and/or the Supplemental Environmental Indemnity, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

b.	The term “Guarantor”, as defined therein, shall be modified to mean Original Guarantor and/or New Guarantor.

c.
The term “Recourse Guaranty”, as defined therein, shall be modified to mean the Guaranty and/or the Supplemental Guaranty, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

d.
Reference is made to Section 12 of the Loan Agreement, to the Environmental Indemnity and to the Supplemental Environmental Indemnity. The parties agree that the provisions of Section 12 of the Loan Agreement, the Environmental Indemnity and the Supplemental Environmental Indemnity shall be read together to maximize the coverage with respect to the subject matter thereof, as determined by Lender.

e.	Sections 8.1 and 8.5 of the Loan Agreement are hereby deleted and replaced with the following:
Section 8.1    Restrictions on Transfers. Unless such action is permitted by the provisions of this Article VIII, Borrower shall not, and shall not permit any other Person holding any direct or indirect ownership interest in Borrower, any Guarantor or the Property to, except with the prior written consent of Lender (which may be granted or withheld in Lender’s sole and absolute discretion): (i) Transfer all or any part of the

Property, (ii) permit any Transfer (directly or indirectly) of any interest in Borrower, any Guarantor, KBS Acquisition Sub-Owner 9, LLC, a Delaware limited liability company (“KBS-9“), KBS Real Estate Investment Trust, Inc, a Maryland corporation (“KBS REIT”), or any Person (or group of Persons acting in concert) directly or indirectly owning or controlling more than forty-nine percent (49%) of the beneficial interests in Borrower or any Guarantor, (iii) permit any merger, consolidation or reorganization of Borrower, any Guarantor, KBS-9, KBS REIT or any Person (or group of Persons acting in concert) directly or indirectly owning or controlling more than forty-nine percent (49%) of the beneficial interests in Borrower or any Guarantor.
Section 8.5    Permitted Interest Transfers.
(a)    Notwithstanding anything contained in Section 8.1 to the contrary, a Transfer (but not a pledge or encumbrance) of a direct or indirect beneficial interest in Borrower shall be permitted without Lender’s consent if: (i) following such Transfer, one hundred percent (100%) of the beneficial interests in Borrower are indirectly owned by KBS-9, (ii) following such Transfer, one hundred percent (100%) of the beneficial interests in KBS-9 are owned directly and indirectly by KBS REIT, (iii) following such Transfer, one hundred percent (100%) of the beneficial interests in KBS Acquisition Holdings, LLC, a Delaware limited liability company (“KBS Acquisition Holdings”) are indirectly owned by KBS REIT, (iv) following such Transfer, KBS REIT remains a publicly owned company and no Person or group of Persons acting in concert acquires in the aggregate more than forty-nine percent (49%) of the beneficial interests in KBS REIT, (v) no Person or group of Persons acting in concert, other than KBS REIT and Persons directly or indirectly wholly owned by KBS REIT acquires direct or indirect management control of Borrower, KBS-9 or KBS Acquisition Holdings, (vi) Lender receives at least thirty (30) days prior written notice thereof; and (vii) immediately prior to such Transfer, no Event of Default shall have occurred and be continuing.
(b)    Notwithstanding any provision in this Agreement or in any other Loan Document to the contrary, Section 8.5(a) shall not restrict the right of any shareholder in KBS REIT to Transfer its shares in KBS REIT so long as KBS REIT remains a publicly owned company and such Transfer does not result in any Person or group of Persons acting in concert owning or controlling more than forty-nine percent (49%) of the beneficial ownership of KBS REIT; provided that any such Transfer or redemption in connection with a merger, consolidation or reorganization of KBS REIT where KBS REIT will not be the surviving entity shall be subject to the provisions of Section 8.5(c).
(c)    Any Transfer or any direct or indirect beneficial interest in Borrower, any Guarantor or KBS REIT, other than as permitted in Section 8.5(a), or Section 8.5(b), shall require the prior written consent of Lender, which may be granted or withheld in Lender’s sole and absolute discretion; provided, that in the event the Loan is subject to Securitization, Lender’s consent shall not be required, in connection with a merger, consolidation or reorganization of KBS REIT where KBS REIT shall not be the surviving Person, if (i) Borrower delivers an Additional Non-Consolidation Opinion in a form satisfactory to Lender, (ii) either (1) Borrower delivers a Rating Agency Confirmation to Lender with respect to such Transfer, or (2) the surviving Person following such merger, consolidation or reorganization (A) has a net worth of $500,000,000 or more (exclusive of the Property), (B) has total assets of $1,500,000,000 or more (exclusive of the Property), and (C) has a substantial portion of its business involving the ownership and operation of institutional office and related properties, as reasonably determined by

Lender or the Rating Agencies, and (iii) Borrower pays all Rating Agency fees, a $10,000 processing fee for Lender’s servicer, and all out of pocket expenses (including reasonable attorneys fees) of the Rating Agencies, the Lender and its servicers.
(d)    With respect to any Transfer that does not require consent under this Section 8.5, Borrower shall pay all of Lender’s out of pocket costs and expenses, as applicable, including but not limited to (i) a standard review and processing fee of $10,000 for Lender’s servicers, (ii) rating agency fees and (iii) reasonable fees of counsel to Lender and the Rating Agencies.
5.FEES, PAYMENT AND EXPENSES. Borrower agrees to pay at Closing the following (the "Required Payments"):
(a)$3,000.00 to Lender as a processing fee.
(b)$15,000.00 to Lender as Lender’s consent fee with respect to the Repo Loan.
(c)$100,000.00 to Lender as a consent fee pursuant to the Intercreditor Agreement.
(d)Payment of fees and costs of rating agencies and their respective counsel.
(e)Payment of all out of pocket costs and expenses of Lender, including Lender’s reasonable legal fees, costs and expenses.
6.NO REPRESENTATIONS OF LENDER. The parties hereto agree that (a) Lender has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, its condition, or its use, occupancy or status, and (b) no claims relating to the Property, its condition, or its use, occupancy or status, will be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, either affirmatively or as a defense.
7.REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:
(a)Borrower hereby represents and warrants as follows:
(i)All information and data provided by Borrower to Lender in connection with the Transaction is true and correct in all material respects.
(ii)The Transaction will not have a Material Adverse Effect (as defined in the Loan Agreement).
(iii)Lender has received copies of all consents and approvals, if any, required in connection with the execution, delivery and performance by Borrower of this Agreement and all other documents related to the Loan or the Transaction.
(iv)Borrower is duly authorized to execute, deliver and perform this Agreement and all other documents related to the Loan or the Transaction.

(v)Any court or third-party approvals necessary for Borrower to enter into this Agreement and all other documents related to the Loan or the Transaction have been obtained.
(vi)This Agreement and the other Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations enforceable by Lender in accordance with their terms and have not been modified either orally or in writing, except as provided herein.
(vii)After the completion of the Transaction, the direct and indirect ownership structure of Borrower is accurately depicted on the ownership chart attached hereto as Exhibit A.
(viii)There is no bankruptcy or receivership proceeding pending or, to Borrower’s knowledge, threatened against Borrower.
(ix)All representations and warranties referred to herein are true in all material respects as of the date of this Agreement and shall survive closing of the Transaction.
(x)After the completion of the Transaction, none of the obligors remaining liable for the Original Mezzanine Loan possess any direct and indirect ownership interest in Borrower.
(b)Original Guarantor hereby represents and warrants as follows:
(i)All information and data provided by it to Lender in connection with the Transaction is true and correct in all material respects.
(ii)The Transaction will not have a Material Adverse Effect.
(iii)Lender has received copies of all consents and approvals, if any, required in connection with the execution, delivery and performance by it of this Agreement and all other documents to which it is a party related to the Loan or the Transaction.
(iv)It is duly authorized to execute, deliver and perform this Agreement and all other documents to which it is a party related to the Loan or the Transaction.
(v)Any court or third-party approvals necessary for it to enter into this Agreement or any other documents related to the Loan or the Transaction have been obtained.
(vi)This Agreement, the Environmental Indemnity, the Guaranty and the other Loan Documents are in full force and effect and the transactions contemplated therein constitute its valid and binding obligations enforceable by Lender in accordance with their terms and have not been modified either orally or in writing, except as provided herein.
(vii)There is no bankruptcy or receivership proceeding pending or, to its knowledge, threatened against it.

(viii)All representations and warranties referred to herein are true in all material respects as of the date of this Agreement and shall survive closing of the Transaction.
(ix)After the completion of the Transaction, none of the obligors remaining liable for the Original Mezzanine Loan possess any direct and indirect ownership interest in Borrower.
(c)New Guarantor hereby represents and warrants as follows:
(i)    All information and data provided by it to Lender in connection with the Transaction is true and correct in all material respects.
(ii)    The Transaction will not have a Material Adverse Effect.
(iii)    Lender has received copies of all consents and approvals, if any, required in connection with the execution, delivery and performance by it of this Agreement and all other documents to which it is a party related to the Loan or the Transaction.
(iv)    It is duly authorized to execute, deliver and perform this Agreement and all other documents to which it is a party related to the Loan or the Transaction.
(v)    Any court or third-party approvals necessary for it to enter into this Agreement or any other documents related to the Loan or the Transaction have been obtained.
(vi)    This Agreement, the Supplemental Environmental Indemnity, the Supplemental Guaranty and the other Loan Documents are in full force and effect and the transactions contemplated therein constitute its valid and binding obligations enforceable by Lender in accordance with their terms and have not been modified either orally or in writing, except as provided herein.
(vii)    There is no bankruptcy or receivership proceeding pending or, to its knowledge, threatened against it.
(viii)    All representations and warranties referred to herein are true in all material respects as of the date of this Agreement and shall survive closing of the Transaction.
(ix)    After the completion of the Transaction, none of the obligors remaining liable for the Original Mezzanine Loan possess any direct and indirect ownership interest in Borrower.
Lender is entitled to rely, and has relied, upon the foregoing representations and warranties in the execution and delivery of this Agreement and all other documents, agreements and instruments executed and delivered by Lender in connection with this Agreement.
8.    RELEASE OF LENDER. Each of Borrower, Old Guarantor and New Guarantor, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Releasing Parties") jointly and severally release and forever discharge

Lender, PNC Bank, National Association, and Midland Loan Services, a division of PNC Bank, National Association, and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Releasing Parties may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of the Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby, in each case solely to the extent arising prior to the date hereof. Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of this Agreement and the Loan Documents, any negotiations, demands or requests with respect thereto, and (b) Lender's exercise or attempts to exercise any of its rights under this Agreement, any of the Loan Documents, at law or in equity. The Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties. The Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.
9.    RATIFICATION AND CONFIRMATION OF THE LOAN. Each of the parties agrees to perform each and every obligation under the Loan Documents, as specifically modified by this Agreement, in accordance with their respective terms and conditions. Each of the parties hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents remain in full force and effect and represent legal, valid and binding obligations, enforceable against each of the parties in accordance with their terms. Each of Borrower, Old Guarantor and New Guarantor agrees that neither this Agreement nor any document, instrument or agreement executed by Borrower, Original Guarantor or New Guarantor in connection with the Loan or the consent to the Transaction shall diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including the validity or first priority of the liens and security interests encumbering the Property granted Lender by the Loan Documents.
At all times each of Borrower, Old Guarantor and New Guarantor, shall comply with all terms of the Loan Documents to which it is a party, including without limitation, the insurance requirements of the Loan Documents. Although the Lender may accept certain evidence of insurance for purposes of closing the Transaction, subject to the terms of the Loan Documents, the Lender or its servicer may at any time and from time to time request additional insurance information from Borrower to ensure or monitor Borrower's compliance with the insurance provisions of the Loan Documents and may request that Borrower provide such coverages as Lender or its servicer may require consistent with the terms of the Loan Documents. By entering into this Agreement, Lender specifically does not waive or modify any of the insurance requirements under the Loan Documents or any of the remedies provided therein for failure to secure such required insurance coverage.
10.    NONWAIVER. The parties hereto acknowledge and agree that (a) any performance or non-performance of the Loan Documents prior to the date of this Agreement does not affect or diminish Lender's ability to require future compliance with the Loan Documents, and (b) in the future, Lender will require strict compliance with and performance of the Loan Documents. Nothing contained herein shall be construed as a waiver of any of Lender's rights or remedies with respect to any default under this Agreement or any Loan Document.
11.    BANKRUPTCY. Each of Borrower, Old Guarantor and New Guarantor covenants and agrees that in the event it shall (i) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C. §101 et seq., the "Code"), (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and each of Borrower, Old Guarantor and New Guarantor irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and each of Borrower, Old Guarantor and New Guarantor irrevocably waives its rights to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, each of Borrower, Old Guarantor and New Guarantor agrees that Lender will be entitled to and consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Each of Borrower, Old Guarantor and New Guarantor further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, each of Borrower, Old Guarantor and New Guarantor agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.
12.    COMPLIANCE WITH INTEREST LAW. It is the intention of the parties hereto to conform strictly to any present or future law which has application to the interest and other charges under the Loan Documents (the "Interest Law"). Accordingly, notwithstanding anything to the contrary in the Loan Documents, the parties hereto agree that the aggregate amount of all interest or other charges taken, reserved, contracted for, charged or received under the Loan Documents or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Loan Documents, then any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness evidenced and secured by the Loan Documents (the "Indebtedness") (or if the Indebtedness shall have been paid in full, refunded by Lender), and the effective rate of interest under the Loan Documents shall be automatically reduce to the maximum effective contract rate of interest that Lender may from time to time legally charge under the then applicable Interest Law with respect to the Loan. To the extent permitted by the applicable Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Loan.
13.    LIMITATION OF CONSENT. Lender's consent in this Agreement is strictly limited to the Transaction. Except as expressly provided herein, this Agreement shall not constitute a waiver or modification of any requirement to obtain Lender's consent to any future transfer of any ownership interest, sale, recapitalization, financial interest, etc., in Borrower, Old Guarantor, New Guarantor, the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect.
14.    EFFECT OF AGREEMENT. The Agreement shall be deemed to form a part of the Loan Documents. This Agreement shall not prejudice any present or future rights, remedies or powers belonging or accruing to Lender under the Loan Documents, nor impair the lien of the Security Instrument.
15.    NO EFFECT ON LIENS OR PRIORITY. Nothing in this Agreement shall in any way release, diminish or affect the validity or priority of the Security Instrument or any liens created by, or the agreements or covenants contained in, the Loan Documents. Each of Borrower, Old Guarantor and New Guarantor agrees that the Note, the Security Instrument, and other Loan Documents shall secure all other sums that may be advanced in the future by Lender to Borrower or any of its successors or assigns or any other owner(s) of the Property pursuant to the terms of the Loan Documents.
16.    COMPLIANCE WITH ANTI-TERRORISM ORDERS.
(a)Borrower will not knowingly permit the transfer of any interest in Borrower to any person or entity who is listed on the Lists or whose beneficial owners are listed on the specially Designated Nationals and Blocked Persons List (the “List”) maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (September 25, 2001) (the “Order”) and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the “Lists”).
(b)Borrower will not knowingly enter into a Lease with any party who is either (A) listed on the Lists or (B) engaged in illegal activities.
(c)Borrower shall immediately notify Lender if it becomes known to Borrower that any member or beneficial owner of Borrower is listed on the Lists or (A) is indicted on, or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering.
(d)Borrower shall immediately notify Lender if it becomes known to Borrower that any tenant at the Property is listed on the Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.
17.    FURTHER ASSURANCES. Each of the parties hereto agrees to do any act or execute any additional documents requested by the other party as may reasonably be required by the other party to effectuate the purposes of this Agreement or to perfect or retain Lender’s first priority perfected security interest in the Property.
18.    INUREMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors in interest and permitted assigns.
19.    GOVERNING LAW/SEVERABILITY. This Agreement shall with all respects be governed, construed, applied and enforced in accordance with the terms of the Loan Agreement, as if it was a part of the Loan Agreement. In the event one or more provisions of the agreement shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected.
20.    NO LEGAL RESTRICTIONS ON PERFORMANCE. Each of the parties hereto agree that the execution and delivery of this Agreement and compliance with the provisions hereof will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which such party is a party or by which it may be bound.
21.    MODIFICATIONS. Neither this Agreement, nor any term or provision hereof, may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, discharge or termination is sought.
22.    NOTICES. All notices to parties in connection with this Agreement shall be in writing and shall be addressed to the intended recipient thereof, in the case of Lender, at its address as set forth in the first paragraph of this Agreement, and in the case of Borrower, Old Guarantor or New Guarantor, as follows (or at such other address as such party may designate in writing from time to time by notice given to the other party):
If to Borrower:
First States Investors 5200, LLC
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
Attention:  Keith Hall and David Snyder

and
First States Investors 5200, LLC
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
Attention:  Keith Hall and David Snyder

With copies to:
Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, California 92612
Attention: L. Bruce Fischer, Esq.

Goldman Sachs Mortgage Company
200 West Street
New York, New York 10282
Attention: Anthony Preisano

Citigroup Financial Products Inc.
388 Greenwich Street
New York, New York 10013
Attention: Michael Schadt

If to Old Guarantor:
First States Group, L.P.
c/o Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor
New York, New York 10170
Attention: Allan B. Rothschild, Esq.

With a copy to:
Kirkland & Ellis LLP
300 North LaSalle
Chicago, Illinois 60654
Attention: Andrew D. Small, Esq.

If to New Guarantor:
KBS Acquisition Holdings, LLC
c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
Attention:  Keith Hall and David Snyder

With a copy to:
Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, California 92612
Attention: L. Bruce Fischer, Esq.

Provided, however, that failure to provide copies of notices to any of the copy parties shall not render ineffective any notice to the Borrower or the Guarantor. All notices given to any party of this transaction shall be deemed effectively given (a) upon personal delivery of any such notice to the premises of the intended recipient as required above or as most recently designated by such intended recipient as provided herein; (b) two (2) business days following the deposit of an envelope containing such notice in the United States mail, sent by certified mail, postage pre-paid and addressed to the intended recipient as set forth above or, as most recently designated, by the intended recipients as provided herein; or (c) upon actual receipt if sent by overnight courier.
23.    HEADING: TERMS GENERALLY. The section heading contained herein are intended for convenience of reference and shall not be deemed to define, limit or describe the scope or intent of the respective provisions of this Agreement. Each definition contained in this or any other article of this Agreement shall apply equally to both singular and plural form of the term defined. Each pronoun shall include the masculine, the feminine and the neuter form, whichever is appropriate to the context. The words "included", "includes" and "including" shall each be deemed to be followed by the phrase, "without limitation". The words "herein", "hereby", "hereof", and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular Article or Section hereof. Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it.

24.    COMPLIANCE WITH ERISA. As of the date of this Agreement, the Borrower does not maintain any employee benefit plans that require compliance with ERISA. If at any time Borrower institutes any employee benefit plans, it shall at all times comply with the requirements of ERISA.
25.    SOLE DISCRETION OF LENDER. Wherever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, Lender’s decision to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.
26.    LIABILITY. If any party hereto consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.
27.    ENTIRE AGREEMENT. This Agreement and the Loan Documents contain the entire agreement of the parties hereto with respect to the Transaction and supersedes any prior written or oral agreements between them concerning said subject matter. There are no representations, agreements, arrangements, or understanding, oral or written, between and among the parties hereto, relating to the subject matter contained in this Agreement, that are not fully expressed herein or in the Loan Documents. This Agreement may be executed in multiple counterparts for the convenience of the parties, which together shall constitute one agreement, and the counterpart signature and acknowledgment pages may be detached from the various counterparts and attached to one copy of this Agreement.
28.    INTEGRATION, SURVIVAL. This Agreement and the Loan Documents embody the entire agreement by and between the parties hereto with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein. Except as otherwise specifically provided herein, all obligations of any party contained in this Agreement or the Loan Documents shall survive the Closing and Lender hereby preserves all of its rights against all persons or entities and all collateral securing the Loan, including, without limitation, the Property.
29.    NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
30.    ANTICIPATED RESTRUCTURE OR REFINANCE OF THE REPO LOAN. Repo Lender and Repo Borrowers have indicated to Lender that they currently intend to restructure the Repo Loan from a repurchase facility into a traditional mezzanine loan (the “Restructured Loan”), and sometime thereafter, to refinance the Restructured Loan in an approximate amount not to exceed $200,000,000 (the “Refinanced Loan”). Lender agrees that it will grant its consent to the Restructured Loan so long as (a) the terms, conditions, documentation and collateral related to the Restructured Loan are substantially similar to the Repo Loan’s existing terms, conditions, documentation and collateral, as determined by Lender, (b) the lender under the Restructured Loan is a Qualified Transferee (as defined in the Intercreditor Agreement), (c) the lender under the Restructured Loan enters into an intercreditor agreement with terms and conditions substantially similar to the Intercreditor Agreement, as determined by Lender, (d) Lender’s master servicer is paid its standard processing fee for such transactions equal to $10,000.00, and (e) Lender is reimbursed for all costs and expenses incurred by it in connection therewith. Lender further agrees that it will grant its consent to the Refinanced Loan so long as (a) the terms, conditions, documentation and collateral related to the Refinanced Loan are substantially similar to the Repo Loan’s existing terms, conditions, documentation and collateral, as determined by Lender, (b) the lender under the Refinanced Loan is a Qualified Transferee (as defined in the Intercreditor

Agreement), (c) the lender under the Refinanced Loan enters into an intercreditor agreement with terms and conditions substantially similar to the Intercreditor Agreement, as determined by Lender, (d) Lender’s master servicer is paid its standard processing fee for such transactions equal to $10,000.00, and (d) Lender is reimbursed for all costs and expenses incurred by it in connection therewith.
31.    LIMITATION ON LIABILITY OF CONSTITUENT PARTIES. Notwithstanding anything stated to the contrary in this Agreement or the other Loan Documents, under no circumstances shall the constituent shareholders, partners, members, managers, directors, officers or employees of Borrower, Old Guarantor or New Guarantor (direct or indirect) have any liability whatsoever under the Security Instrument, this Agreement or any of the other Loan Documents, except for Old Guarantor’s obligations under the Guaranty and Environmental Indemnity, and New Guarantor’s obligations under the Supplemental Guaranty and the Supplemental Environmental Indemnity.
32.    WAIVER OF JURY TRIAL. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S CONSENT TO THE TRANSACTION.
[SIGNATURES BEGIN ON THE FOLLOWING PAGE.]

WHEREFORE, the parties hereto have executed this Agreement as of the date first above written.
BORROWER:
FIRST STATES INVESTORS 5200, LLC,
a Delaware limited liability company

By:    /s/ David E. Snyder
David E. Snyder
Chief Financial Officer

STATE OF CALIFORNIA
COUNTY OF ORANGE    )

On December 12, 2011, before me, Rhonda Radford personally appeared David E. Snyder, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and seal.

/s/ Rhonda Radford (Seal)
Signature

LENDER:
WELLS FARGO BANK, N.A., AS TRUSTEE IN TRUST FOR HOLDERS OF BSDB 2005-AFR1 TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AFR1

By	Midland Loan Services,
a division of PNC Bank, National Association,
its Servicer and Attorney in Fact

By:	/s/ Bradley J. Hauger

Print Name:	Bradley J. Hauger

Title:	Senior Vice President-Servicing Officer

STATE OF KANSAS        )
) ss.
COUNTY OF JOHNSON    )

This instrument was acknowledged before me on December 15, 2011, by Bradley J. Hauger, as Senior V.P. of Midland Loan Services, a division of PNC Bank, National Association, the Master Servicer and Attorney-in-Fact for WELLS FARGO BANK, N.A., AS TRUSTEE IN TRUST FOR HOLDERS OF BSDB 2005-AFR1 TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AFR1.

/s/ Trishia L. Lake
Print Name: Trishia L. Lake
Notary Public in and for said
County and State

My Appointment Expires:

8/14/2013

ACKNOWLEDGMENT OF OLD GUARANTOR
The undersigned hereby acknowledges, consents to, agrees and ratifies the terms and conditions of this Agreement. The undersigned further represents and warrants to Lender as follows: (a) the Guaranty and the Environmental Indemnity are in full force and effect; (b) as of the date hereof, the undersigned has no defenses to, or offsets against, any of its obligations under the Guaranty, the Environmental Indemnity and other Loan Documents; (c) the undersigned has full power, authority, legal right and capacity to execute and deliver this Agreement; (d) the Loan Documents, without limitation including, each of the Environmental Indemnity, the Guaranty and this Agreement, constitute valid, enforceable and binding obligations of the undersigned, and (e) the undersigned’s liabilities and obligations under (1) the Environmental Indemnity are joint and several with the liabilities and obligation of New Guarantor under the Supplemental Environmental Indemnity, and (2) the Guaranty are joint and several with the liabilities and obligation of New Guarantor under the Supplemental Guaranty.
OLD GUARANTOR
FIRST STATES GROUP, L.P.,
a Delaware limited partnership

By:     First States Group, LLC,
a Delaware limited liability company,
its General Partner

By:/s/ Allan B. Rothschild
Name: Allan B. Rothschild
Title: Vice President

STATE OF New York     )
) ss.
COUNTY OF New York    )

This instrument was acknowledged before me on December 15, 2011, by Allan B. Rothschild, the Vice President of First States Group, LLC, a Delaware limited liability company, the General Partner of First States Group, L.P., a Delaware limited partnership..
/s/ Katerina Manasakis
Print Name: Katerina Manasakis
Notary Public in and for said
County and State
My Appointment Expires:

3/7/2015

ACKNOWLEDGMENT OF NEW GUARANTOR
The undersigned hereby acknowledges, consents to, agrees and ratifies the terms and conditions of this Agreement. The undersigned further represents and warrants to Lender as follows: (a) the Supplemental Environmental Indemnity and the Supplemental Guaranty are in full force and effect; (b) as of the date hereof, the undersigned has no defenses to, or offsets against, any of its obligations under the Supplemental Environmental Indemnity, the Supplemental Guaranty and other Loan Documents; (c) the undersigned has full power, authority, legal right and capacity to execute and deliver this Agreement; (d) the Loan Documents, without limitation including, each of the Supplemental Environmental Indemnity, the Supplemental Guaranty and this Agreement, constitute valid, enforceable and binding obligations of the undersigned, and (e) the undersigned’s liabilities and obligations under (1) the Supplemental Environmental Indemnity are joint and several with the liabilities and obligation of Old Guarantor under the Environmental Indemnity, and (2) the Supplemental Guaranty are joint and several with the liabilities and obligation of Old Guarantor under the Guaranty.
NEW GUARANTOR
KBS ACQUISITION HOLDINGS, LLC,
a limited liability company

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

STATE OF CALIFORNIA
COUNTY OF ORANGE    )
On December 12, 2011, before me, Rhonda Radford personally appeared David E. Snyder, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and seal.

/s/ Rhonda Radford (Seal)
Signature

EXHIBIT A
POST CLOSING OWNERSHIP CHART

EXHIBIT A

BBD2

Future

KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation

100% → **KBS REIT HOLDINGS LLC,**
a Delaware limited liability company

99% (GP) → **KBS LIMITED PARTNERSHIP,**
A Delaware limited partnership

1% (LP) (from KBS REIT Holdings LLC)

100% → **KBS DEBT HOLDINGS, LLC,**
A Delaware limited liability company

[EP - 100%] 100% → **KBS ACQUISITION SUB, LLC,**
A Delaware limited liability company

[EP - 100%] 100% → **KBS Acquisition Sub-Owner 9, LLC**

[EP - 100%] 100% → FIRST STATES INVESTORS 5200 HOLDINGS, LLC (DE)

[EP - 100%] 100% → FIRST STATES INVESTORS 5200, LLC (DE)

[RFS]
5297
W. Sunrise-Mn
Plantation, FL

BBD7
PORTFOLIO

5398 - 31st Street-Mn Bldg, Tulsa, OK
5201 - Bentonville, Benton, AR
5203 - Mountain Home Mn-Mn Bldg, AR
5204 - RH Johnson-Mn Bldg, Sun City, AZ
5205 - Arroyo, CA
5206 - Bay-Fair, San Leandro, CA
5208 - Burlingame Mn Bldg, CA
5209 - Canoga Park Branch, CA
5210 - College Heights, Bakersfield, CA
5211 - Dinuba, CA
5212 - East Fresno, Fresno, CA
5214 - Eureka Main, Eureka, CA [SP]
5215 - Folsom, CA [SP]
5216 - Fort Bragg, CA
5217 - Hanford - Main Building, CA
5218 - Healdsburg, CA
5219 - Hemet Branch, Hemet, CA
5220 - Hilltop, Redding, CA
5222 - Lemoore, CA
5223 - Lincoln Village, Stockton, CA [SP]
5224 - Livermore, CA
5225 - Martin Luthr Kng Jr., Los Angeles, CA
5227 - Mission-23rd, San Francisco, CA
5228 - Montrose Branch, CA
5229 - Ontario Plaza Branch, CA
5230 - Orangevale Branch, CA [SP]
5231 - Oroville, CA
5234 - Pleasanton, CA
5235 - Porterville-Mn Bldg, CA
5236 - Reedley, CA [SP]
5237 - Reseda Branch, CA
5238 - Ridgecrest, CA
5240 - Sherman Oaks, CA
5241 - Slauson Vermont, Los Angeles, CA
5242 - St. Helena, CA
5243 - Stockton Agri-Center, CA [SP]
5245 - Susanville, CA [SP]
5246 - Toluca Lake, Burbank, CA
5247 - Turlock - Main Building, CA
5248 - Vacaville Financial, CA [SP]
5249 - Vernon Branch, CA
5250 - West Los Angls Brnch, CA
5251 - Willow Glen, San Jose, CA [SP]
5253 - Batterson, Farmington, CT
5260 - Baypoint, Miami, FL
5263 - Boundstown-Mn Bldg, FL [SP]
5267 - Charlotte Harbor-Mn, FL [SP]
5278 - Homestead-Mn Bldg, FL

BBD7
PORTFOLIO

5255 - Greenwich, CT
5259 - North Wakefield Dr, Newark, DE
5261 - Bayshore-Mn, Bradenton, FL [SP]
5268 - Coral Ridge-Mn, Ft. Lauderdale, FL
5269 - Crystal River-Mn Bldg, FL
5273 - Ft. Myers Beach-Mn Bldg, FL
5274 - Ft. Walton Beach Mn Bldg, FL
5283 - Live Oak, FL
5288 - Midway - Main Building, Miami, FL
5290 - Plantation-Mn Bldg, FL
5295 - Trouble Creek-Mn, Richey, FL [SP]
5299 - Westside-Mn Bldg, Bradenton, FL [SP]
5298 - Weeki Mn, Brooksville, FL [SP]
5300 - Aberdeen Village-Mn, Peachtree, GA
5303 - East Point Mn Bldg, GA [SP]
5312 - Exchange Street, Malden, MA
5313 - Waltham Mn (1 and 2), MA
5317 - Wheaton - Main Building, MD
5319 - Court St., Auburn, ME
5320 - Gannett Dr., South Portland, ME
5321 - Ballwin Facility-Mn Bldg, MO [SP]
5322 - Belton Facility Mn Bldg, MO [SP]
5324 - Forsyth Facility-Mn Bldg, MO [SP]
5326 - I-70 & Noland, Independence, MO [SP]
5328 - Metropolitan, Kansas City, MO [SP]
5331 - Gateway Center, Charlotte, NC
5334 - Nashua Main, NH [SP]
5335 - Portsmouth Pleasant, NH
5336 - Arthur St., East Brunswick, NJ
5337 - Beechwood Rd., Summit, NJ
5338 - Bellevue Ave., Hammonton, NJ [SP]
5340 - Bergenline Ave, Union City, NJ
5342 - Bridgewater, NJ
5355 - Lakewood Rte 70, NJ
5358 - Maplewood Ave, NJ [SP]
5359 - Pennsauken, NJ
5361 - South Orange Ave, NJ
5362 - Springfield Ave, Summit, NJ
5365 - Wood Ave, Linden, NJ
5366 - Amador (Citizen)-Mn, Las Cruces, NM
5373 - Broadway, Albany, NY
5378 - Genesee St, Auburn, NY [SP]
5380 - Hempstead Tpke, East Meadow, NY
5381 - Jamaica, NY
5383 - Levittown, NY

BBD2
PORTFOLIO

5387 - Merrick Ave, Merrick, NY
5388 - Middle Neck Rd, Great Neck, NY
5391 - Park Avenue, Wantagh, NY
5395 - Transit Rd, West Seneca, NY
5396 - Wantagh, West Hempstead, NY
5399 - 31st St Mn Bldg, Tulsa, OK [SP]
5400 - Broken Arrow-Mn Bldg, OK
5401 - Catoosa - Main Building, OK [SP]
5406 - Gresham - Main Building, OR
5407 - Parkrose-Mn, Portland, OR [SP]
5408 - Blair Mill Rd, Horsham, PA
5409 - Bustleton Ave, Philadelphia, PA
5413 - Dupont Dr, Providence, RI
5415 - Post Rd, North Kingstown, RI [SP]
5419 - Hilton Head-Pope Av-Mn Bldg, SC
5420 - Rock Hill MO-Mn Bldg, SC
5425 - Lebanon Main-Mn Bldg, TN [SP]
5427 - Beaumont-Mn Bldg, TX
5430 - Harlandale, San Antonio, TX [SP]
5432 - Nederland-Mn Bldg, TX
5433 - Northern Hills, San Antonio, TX [SP]
5436 - Steeplechase-Mn Bldg, Houston, TX
5438 - Wichita Falls-Mn Bldg, TX
5439 - Abingdon-Mn Bldg, VA [SP]
5441 - Coliseum-Rvrd-Mn, Hampton, VA [SP]
5442 - Fairfax Courthouse, VA
5443 - Orange - Main Building, VA [SP]
5445 - Robinson, Richmond, VA [SP]
5448 - Clarkson-Mn Bldg, WA
5449 - Edmonds - Main Building, WA [SP]
5450 - Greenwood-Mn Bldg, Seattle, WA [SP]
5452 - Kennewick-Mn Bldg, WA [SP]
5454 - Lynden - Main Building, WA [SP]
5457 - Port Townsend, WA [SP]
5458 - Quincy - Main Building, WA [SP]
5460 - Sequim - Main Building, WA [SP]
5461 - Wenatchee Valley-Mn Bldg, WA
5462 - Ballard - Main Building, Seattle, WA [SP]
5464 - Daytona Beach Spdwy-Mn Bldg, FL
5467 - Palm Beach Vault, West Palm, FL
5474 - Redmond - Main Building, OR
5478 - Las Vegas Ops Ctr, NV [SP]
5368 - Santa Fe Mtr Brk-Mn Bldg, NM [SP]
5384 - State St, Albany, NY [SP]
5446 - Camas - Main Building, WA [SP]